SEI CATHOLIC VALUES TRUST

Catholic Values Fixed Income Fund
(the "Fund")

Supplement Dated August 30, 2024
to the Class F Shares and Class Y Shares Prospectus (the "Prospectuses"), each dated
June 30, 2024

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, S. Kenneth Leech no longer serves as a portfolio manager for Western Asset Management Company, LLC and Western Asset Management Company Limited, each a sub-adviser to the Fund. As such, all references to S. Kenneth Leech are hereby deleted from the Prospectuses. Additionally, Michael Buchanan is now a portfolio manager for Western Asset Management Company Limited.

In the Fund Summary of the Fund, under the heading titled "Management," in the table under the sub-heading titled "Sub-Advisers and Portfolio Managers," in the row titled "Western Asset Management Company, LLC" the information relating to Michael C. Buchanan is hereby deleted and replaced with the following:

Portfolio Manager	Experience with the Fund	Title with Adviser
Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer, Portfolio Manager

In addition, under the same section, in the row titled "Western Asset Management Company Limited," the following text is hereby added:

Portfolio Manager	Experience with the Fund	Title with Adviser
Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer, Portfolio Manager

Under the section titled "Investment Adviser," the paragraphs related to Western Asset Management Company, LLC and Western Asset Management Company Limited are hereby deleted and replaced with the following:

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Michael C. Buchanan, CFA and Portfolio Managers Mark S. Lindbloom, Frederick R. Marki, CFA and Julien A. Scholnick, CFA manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Marki and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech has served as Portfolio Manager for Western Asset for over 34 years. Messrs. Buchanan, Lindbloom and Marki joined Western Asset as Portfolio Managers in 2005 and Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. Chief Investment Officer Michael C. Buchanan manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1541 (08/24)